DELAWARE VIP TRUST

Delaware VIP REIT Series

Supplement to the Series' Standard Class
Prospectus dated April 30, 2006

The following replaces the average annual returns presentation in the section titled "How has the Series performed?" on page 4 of the Series' Prospectus:

Average annual returns for periods ending 12/31/05
	Delaware VIP REIT Series Standard Class	NAREIT Equity REIT Index (reflects no deduction for fees, expenses or taxes)
1 year	7.17%	22.44%
5 years	16.50%	19.08%
Lifetime (Inception 5/4/98)	12.67%	12.53%*

The Series' returns above are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and does not reflect that actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.
*     The NAREIT Equity REIT Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from May 31, 1998 through December 31, 2005.

This Supplement is dated May 24, 2006.